UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 27, 2010

RCLC, Inc.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

1480 Route 9 North, Suite 301, Woodbridge, New Jersey		07095
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 877-1788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RONSON CORPORATION
FORM 8-K INDEX

ITEM	PAGE

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT	1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	2

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.01. Entry into a Material Definitive Agreement.

On August 27, 2010, RCLC, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Ronson Aviation, Inc., the Company’s wholly-owned subsidiary, and Trenton Aviation, LLC (“Ross”) for the sale of substantially all of the assets of the Company’s aviation business (other than specified assets including cash and cash equivalents and accounts receivable).  The Asset Purchase Agreement provides for a purchase price of $9.4 million in cash, $0.25 million of which would be held in escrow for a period of 15 months after closing to secure environmental claims against the Company.  In addition, Ross will assume up to $310,000 in Cure Amounts under assumed Ronson Aviation contracts and ordinary course trade payables, as well as honor up to $82,000 in unused vacation, time-off or sick leave of Ronson Aviation employees hired by Ross.  Consummation of the transaction is subject to, among other things, approval by the Bankruptcy Court of a Sale Procedure Order and a Sale Order approving the agreement and the agreement of Mercer County, New Jersey to the Consent to Assignment and Second Amendment and Landlord Estoppel and Consent as well as other customary closing conditions.

The foregoing description set forth in response to this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:  The following exhibits are filed herewith:

Exhibit No.	Description

Exhibit 10.1	Asset Purchase Agreement, dated August 27, 2010, among RCLC, Inc., Ronson Aviation, Inc. and Trenton Aviation, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC, Inc.
Date: September 2, 2010

	By:	/s/ Daryl Holcomb
Daryl Holcomb
Vice President, Chief Financial Officer and Controller

Exhibit Index

No.	Description

10.1	Asset Purchase Agreement, dated August 27, 2010, among RCLC, Inc., Ronson Aviation, Inc. And Trenton Aviation, LLC.